Exhibit 99.1


                            Joint Filer Information

Date of Event Requiring Statement:    December 8, 2004

Issuer Name and Ticker or Trading     Foundation Coal Holdings, Inc. [FCL]
Symbol:

Designated Filer:                     Blackstone Management Associates IV L.L.C.

Other Joint Filers:                   Blackstone FCH Capital Partners IV L.P.,
                                      Peter G. Blackstone Family Investment
                                      Partnership IV-A L.P., Peterson,
                                      Stephen A. Schwarzman

Addresses:                            The principal business address of each of
                                      the Joint Filers above is c/o The
                                      Blackstone Group, 345 Park Avenue,
                                      New York, New York 10154

Signatures:                           Blackstone FCH Capital Partners IV L.P.


                                        By:  Blackstone Management Associates IV
                                             L.L.C., as General Partner

                                             By:  /s/ Prakash Melwani
                                                  ------------------------
                                                  Name:  Prakash Melwani
                                                  Title: Member

                                      Blackstone Family Investment Partnership
                                      IV-A L.P.

                                        By:  Blackstone Management Associates IV
                                             L.L.C., as General Partner

                                             By:  /s/ Prakash Melwani
                                                  ------------------------
                                                  Name:  Prakash Melwani
                                                  Title: Member

                                      /s/ Peter G. Peterson
                                      ----------------------
                                      Peter G. Peterson

                                      /s/ Stephen A. Schwarzman
                                      -------------------------
                                      Stephen A. Schwarzman